March 9, 2017

DREYFUS OPPORTUNITY FUNDS

-Dreyfus Strategic Beta Emerging Markets Equity Fund
-Dreyfus Strategic Beta Global Equity Fund

Supplement to Summary and Statutory Prospectus

dated March 1, 2017

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund's subadviser is Mellon Capital.

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital.  The team members are William S. Cazalet, CAIA, Ronald P. Gala, CFA, C. Wesley Boggs, Peter D. Goslin, CFA and Syed A. Zamil, CFA.  Messrs. Gala, Boggs and Goslin have each served as a primary portfolio manager of the fund since its inception in September 2014, Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014 and Mr. Zamil has served as a primary portfolio manager of the fund since March 2017.  Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital.  Mr. Gala is a managing director and senior portfolio manager at Mellon Capital.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital.  Mr. Goslin is a director and senior portfolio manager at Mellon Capital.  Mr. Zamil is a managing director and global investment strategist at Mellon Capital.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the statutory prospectus:

Investment decisions for the fund are made by key members of the Active Equity Team of Mellon Capital. The team members are William S. Cazalet, CAIA, Ronald P. Gala, CFA, C. Wesley Boggs, Peter D. Goslin, CFA and Syed A. Zamil, CFA, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio.  Messrs. Gala, Boggs and Goslin have each served as a primary portfolio manager of the fund since its inception in September 2014, Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014, and Mr. Zamil has served as a primary portfolio manager since March 2017. Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since July 2013. Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc. as a Managing Director where he was responsible for U.S. west coast and international clients. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993. Mr. Goslin is a director, senior portfolio manager and active equity strategist at Mellon Capital, where he has been employed since 1999. Mr. Zamil is a managing director and global investment strategist at Mellon Capital, where he has been employed since October 2015.  Prior to joining Mellon Capital, Mr. Zamil was employed from October 2012 until October 2015 by American Century Investments as a portfolio manager and from April 2011 until September 2012 by BlackRock as an investment strategist.  .

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